Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

SECOND AMENDMENT TO SUPPLY AGREEMENT
THIS SECOND AMENDMENT TO SUPPLY AGREEMENT (defined in recitals) (this “Second Amendment”) is entered into and effective as of August 8, 2014, by and between Weatherford U.S., L.P., a Louisiana legal entity, on behalf of itself and its affiliates including Weatherford Artificial Lift Systems, L.L.C. (f/k/a Weatherford Artificial Lift Systems, Inc.), a Delaware limited liability company (collectively with its affiliates, “Weatherford”), and Hi-Crush Operating LLC, a Delaware limited liability company, on behalf of itself and its affiliates, including D & I Silica, LLC (collectively with its affiliates “Supplier”).
RECITALS
WHEREAS, Weatherford and Supplier are parties to that certain Supply Agreement, dated as of January 11, 2010 and effective as of January 11, 2011, as amended by that certain First Amendment to Supply Agreement, dated as of March 5, 2014, as amended by that certain Amended and Restated First Amendment to Supply Agreement, dated as of May 5, 2014 (as amended, the “Supply Agreement”);
WHEREAS, Weatherford and Supplier desire to amend and restate the Supply Agreement as set forth in this Second Amendment; and
WHEREAS, each capitalized term not defined in the text of this Second Amendment has the meaning set forth in the Supply Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of these recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Article I.
AMENDMENTS
The parties hereto hereby agree that the Supply Agreement is hereby amended as provided below effective as of the date hereof:
Section 1.01    Section 2.1 of the Supply Agreement

(a)	Section 2.1(a)(iii) of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“(iii)    (A) Beginning on *** until *** (the “Third Term”), Supplier is obligated to sell and Weatherford is obligated to buy *** tons of Product consisting of *** tons of ***, *** tons of *** and *** tons of *** (the “Third Phase Minimum Supply”).

Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

(B) Beginning on *** until *** (the “Fourth Term”), Supplier is obligated to sell and Weatherford is obligated to buy *** tons of Product consisting of *** tons of ***, *** tons of *** and *** tons of *** (the “Fourth Phase Minimum Supply”).”

(b)	Section 2.1(a)(iv) of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“(iv)    Beginning on *** until *** (the “Fifth Term”), Supplier is obligated to sell and Weatherford is obligated to buy *** tons of Product each year consisting of *** tons of ***, *** tons of *** and *** tons of *** (the “Fifth Phase Minimum Supply”). The First Phase Minimum Supply, Second Phase Minimum Supply, Third Phase Minimum Supply, Fourth Phase Minimum Supply and Fifth Phase Minimum Supply shall be collectively, the “Minimum Supply.”

(c)	Section 2.1(b) of the Supply Agreement is hereby amended by replacing the last sentence at the end thereof with the following text:

“Additionally, (i) during the First Term, no more than *** of the Monthly Maximum Supply Availability in any given calendar month shall be *** or ***, (ii) during the Second Term, (A) no more than *** tons, *** tons and *** tons in any given calendar month shall be ***, *** or ***, respectively, and (B) no less than *** tons in any given calendar month shall be *** or ***, (iii) during the Third Term (A) no more than *** tons, *** tons and *** tons in any given calendar month shall be ***, *** or ***, respectively, and (B) no less than *** tons or *** tons in any given calendar month shall be *** or ***, respectively, (iv) during the Fourth Term (A) no more than *** tons, *** tons and *** tons in any given calendar month shall be ***, *** or ***, respectively, and (B) no less than *** tons or *** tons in any given calendar month shall be *** or ***, respectively, (v) during the Fifth Term (A) no more than *** tons, *** tons and *** tons in any given calendar month shall be ***, *** or ***, respectively, and (B) no less than *** tons or *** tons in any given calendar month shall be *** or ***, respectively, and (vi) Supplier is not obligated to sell to Weatherford more than *** tons of *** in any given calendar month. Notwithstanding the foregoing, Supplier will use commercially reasonable efforts to fulfill orders that exceed the Monthly Maximum Supply Availability and the monthly grade split maximums set forth in the preceding sentence.”

(d)	Section 2.1(b) of the Supply Agreement is hereby further amended by adding the following at the end of the table thereof to read as follows:

2013 through May 2014	*** tons/month
June 2014 through August 2014	*** tons/month
September 2014	*** tons/month
October 2014 through April 2015	*** tons/month
May 2015 and thereafter	*** tons/month

Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Section 2.1(c)(ii) of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) If Weatherford exercises the Flex Option, then on such date that the Flex Option is effective: (A) Section 2.1(a)(iv) shall be deemed automatically amended to reflect the permitted reallocation of volumes among ***, *** and *** in accordance with Section 2.1(c)(i), and (B) Section 2.1(b)(v) shall be deemed automatically amended as follows:

(I)	“*** tons” and “*** tons” shall each be increased by the number of additional tons of ***, if any, that Weatherford has elected to purchase pursuant to the Flex Option;

(II)	“*** tons” and “*** tons” shall each be increased by the number of additional tons of ***, if any, that Weatherford has elected to purchase pursuant to the Flex Option; and

(III)	“*** tons” shall be decreased by the aggregate number of tons of *** and *** that Weatherford has elected to purchase pursuant to the Flex Option.”

(f)    Section 2.1(d) of the Supply Agreement is hereby amended by replacing “***” with “***”.
Section 1.02    Section 2.2 of the Supply Agreement.
Section 2.2(a)(ii) of the Supply Agreement is hereby amended by replacing “***” with “***”.

(a)	Section 2.2(a) of the Supply Agreement is hereby further amended by adding the following text immediately after the end of Section 2.2(a)(ii):

“(iii)    From *** until ***, F.O.B. mine pricing will be fixed at (I) $***/ton of 20/40 Premium Frac Sand, (II) $***/ton of 30/50 Premium Frac Sand, (III) $***/ton of 40/70 Premium Frac Sand and (IV) $***/ton of 100 Mesh Sand.”

(b)	The first sentence of Section 2.2(c)(ii) of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“(ii)    From the date hereof, the price of the Product sold to Weatherford under this Section 2.2(c) shall be FCA Supplier’s transload facilities at the locations set forth in the table in Section 2.2(c)(iii) (subject to the price adjustments set forth in Section 2.2(c)(iv)); provided, however, that notwithstanding anything to the contrary contained herein (including the price adjustments set forth in Section 2.2(c)(iv)), from ***, the base pricing for any *** and *** sold under this Section 2.2(c) shall be increased by $*** per ton and $*** per ton, respectively.”

Section 1.03    Section 2.3 of the Supply Agreement. Section 2.3 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“2.3
Weatherford Minimum Purchase Requirement. Weatherford shall be required to take and, in accordance with Section 3.1, pay for an aggregate of (i) *** tons of Product per Contract Year during the First Term (the “First Term Minimum Purchase Requirement”), (ii) *** tons of Product during

Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

the Second Term (the “Second Term Minimum Purchase Requirement”), (iii) *** tons of Product during the Third Term (the “Third Term Minimum Purchase Requirement”), (iv) *** tons of Product during the Fourth Term (the “Fourth Term Minimum Purchase Requirement”), and (v) *** tons of Product per Contract Year during the Fifth Term (the “Fifth Term Minimum Purchase Requirement” and together with the First Term Minimum Purchase Requirement, the Second Term Minimum Purchase Requirement, the Third Term Minimum Purchase Requirement and the Fourth Term Minimum Purchase Requirement, the “Minimum Purchase Requirement”); provided, however, that if, due solely to the unavailability of rail cars in the market, Weatherford is unable to take delivery of Products as contemplated hereunder for a period of time during a Contract Year, Weatherford shall not be deemed to be in breach of this Agreement as a result of such failure so long as Weatherford is using commercially reasonable efforts to obtain rail cars and minimize the period of time during which Weatherford is unable to take delivery of Products; provided, further, however, that nothing in this sentence shall be construed to relieve Weatherford of its obligations to make payments under this Agreement other than any Makewhole Payments that accrue as a result of Weatherford being unable to take delivery of Products due solely to the unavailability of rail cars in the market so long as Weatherford is using commercially reasonable efforts to obtain rail cars and minimize the period of time during which Weatherford is unable to take delivery of Products. The Minimum Purchase Requirement shall be ordered by Weatherford in installments of not less than *** tons of Product per calendar month during the First Term, *** tons of Product per calendar month during the Second Term, *** tons of Product per calendar month during the Third Term, *** tons of Product per calendar month during the Fourth Term and *** tons of Product per calendar month during the Fifth Term (as applicable, the “Monthly Minimum Requirement”), and not more than the Monthly Maximum Supply Availability, beginning in July of 2011 and continuing thereafter for each calendar month during the Term. In the event that Weatherford fails to purchase one twelfth (1/12) of the Minimum Purchase Requirement of Product from Supplier during any particular calendar month in which Supplier was ready, willing and able to deliver *** tons of Product during the First Term, *** tons of Product during the Second Term, *** tons of Product during the Third Term, *** tons of Product during the Fourth Term or *** tons of Product during the Fourth Term, as applicable, then the “Purchase Shortfall” shall be the amount by which one twelfth (1/12) of the Minimum Purchase Requirement exceeds the amount of Product actually purchased by Weatherford during such calendar month. On written notice of such Purchase Shortfall to Weatherford by Supplier, Weatherford shall have *** months after the month of the Purchase Shortfall to purchase tonnage of Product in excess of the Monthly Minimum Requirement (but subject to the Monthly Maximum Supply Availability) to make up for the Purchase Shortfall. If Weatherford fails to purchase the full amount of the Purchase Shortfall in such *** month period, Weatherford shall be obligated to pay to Supplier an amount equal to the amount of the Purchase Shortfall not purchased by Weatherford in such *** month period (expressed in tons) multiplied by (A) $*** (for any Supply Shortfall occurring prior to *** and (B) $*** (for any Supply Shortfall occurring on or after ***) (the “Makewhole Payment”); provided, however, that Weatherford shall have no obligation to make the Makewhole Payment with respect to the first *** tons of *** that Weatherford is obligated to purchase each Contract Year. The Makewhole Payment shall be paid within *** days of written demand by Supplier, by wire transfer of immediately available funds to the account designated in writing by Supplier. The aggregate Purchase Shortfall amount for a Contract Year shall not exceed the Minimum Purchase Requirement for such Contract Year less the amount of Product ordered and delivered to Weatherford. Weatherford reserves the right to resell goods purchased from Supplier if deemed necessary by

Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Weatherford in order to satisfy the Minimum Purchase Requirement. Supplier shall not be obligated to deliver more than the Monthly Maximum Supply Availability on any given calendar month.”
Article II.
GENERAL PROVISIONS; MISCELLANEOUS
Section 2.01    Supply Agreement. Except as expressly set forth herein, the Supply Agreement is and will remain unmodified and in full force and effect, including without limitation with respect to the volume requirements and pricing contained in the Supply Agreement in effect on the Effective Date. Each future reference to the Supply Agreement will refer to the Supply Agreement as amended by this Second Amendment.

Section 2.02    Counterparts. This Second Amendment may be executed in two or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same agreement. Any party to this Second Amendment may deliver an executed counterpart hereof by facsimile transmission or electronic mail (as a portable document format (PDF) file) to another party hereto or thereto and any such delivery shall have the same force and effect as the delivery of a manually signed counterpart of this Second Amendment.

Section 2.03    Other Provisions. The provisions of the Supply Agreement with respect to notices and service, governing law, venue and waiver of jury trial are incorporated into this Second Amendment as though set forth herein.

[Signature Page Follows]

Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.
WEATHERFORD:
WEATHERFORD U.S., L.P., on behalf of itself and its affiliates, including Weatherford Artificial Lift Systems, L.L.C. and Weatherford International, L.L.C.

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

SUPPLIER:
HI-CRUSH OPERATING LLC

By:    /s/ Robert E. Rasmus
Name: Robert E. Rasmus
Title: co-Chief Executive Officer

Signature Page to Second Amendment to Supply Agreement